EXHIBIT 10.1

SECOND AMENDMENT,  dated as of September 26, 1997 (this Second  Amendment"),  to
(i) the 364-day Competitive Advance and Revolving Credit Agreement, dated as of March 4, 1997 (as heretofore and hereafter amended, supplemented or otherwise modified from time to time, the "364-Day Credit Agreement"), among PHH
Corporation (the "Borrower"), PHH Vehicle Management Services, Inc. (the "Canadian Borrower"), the Lenders referred to therein, The Chase Manhattan Bank, as agent for the US Lenders (in such capacity, the "Administrative Agent"), and The Chase Manhattan Bank of Canada, as administrative agent for the Canadian Lenders (in such capacity, the "Canadian Agent"; together with the Administrative Agent, the "Agents"), and (ii) the Five Year Competitive Advance and Revolving Credit Agreement, dated as of March 4, 1997, (as heretofore and hereafter amended, supplemented or otherwise modified from time to time, the "Five Year Credit Agreement"; together with the 364-Day Credit Agreement, the "Credit Agreements"), among the Borrower, the Lenders referred to therein and the Administrative Agent.

                              W I T N E S S E T H:

     WHEREAS, the Borrower's parent, HFS Incorporated, plans to merge with and into CUC International Inc.;

     WHEREAS, the Borrower and the Canadian Borrower has requested that the Lenders amend certain provisions of the Credit Agreements in connection with such merger;

     WHEREAS, the Lenders have agreed to such amendments only upon the terms and subject to the conditions set forth herein;





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     NOW,  THEREFORE,  in  consideration  of the premises  and mutual  covenants herein contained, the parties hereto agree as follows:

     SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreements are used herein as therein defined.

     SECTION 2. Amendment to Section 1 of each Credit Agreement. Section 1 of each Credit Agreement is hereby amended as follows:

         (a) by deleting the definition of "Acquisition" contained therein in its entirety and inserting in lieu thereof the following definition:

              "Acquisition" shall mean the acquisition by HFS of all of the voting common stock of the Borrower pursuant to the Agreement dated as of November 10, 1996 between HFS, the Borrower and Mercury Acq.
         Corp.

         (b) by deleting the definition of "Change of Control" contained therein in its entirety and substituting in lieu thereof, the following definition:

              "Change of Control" shall mean, (i) the acquisition by any Person or group (within the meaning of Securities Exchange Act of 1934, as amended, and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), directly or indirectly, beneficially or of record, of ownership or control of in excess of 50% of the voting common stock of HFS on a fully diluted basis at any time or


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         (ii) at any  time,  individuals  who upon  consummation  of the  Merger constituted the Board of Directors of HFS (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of HFS, as the case may be, was approved by a vote of the majority of the directors then still in office who were either directors at the date hereof or whose election or a nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of HFS then in office or (iii) HFS shall cease to own, directly or through wholly-owned Subsidiaries, all of the capital stock of the Borrower, free and clear of any direct or indirect Liens.

         (c) by adding the following definitions in alphabetical order therein such that the following definitions shall, in their entirety, be as follows:

              "HFS" shall mean (i) prior to the date of the consummation of the Merger, HFS Incorporated and (ii) upon consummation of the Merger, CUC International Inc. (to be renamed Cendant Corporation) as successor to HFS Incorporated pursuant to the Merger.

     "Merger" shall mean the merger of HFS Incorporated into CUC International Inc. with CUC International Inc. as the surviving entity.

     SECTION 3. Amendment to Section 7(h) of each Credit Agreement. Section 7(h) of each Credit Agreement is hereby amended by deleting the word "Incorporated" in the sixth line therein.

     SECTION 4. Conditions of Effectiveness. This Second Amendment shall become effective as of the date hereof (the "Effective Date") upon the execution and delivery by a duly authorized officer of each of the Borrower, the Canadian Borrower, the Agents and the Required Lenders.

     SECTION 5. Representation and Warranties. The Borrower and the Canadian Borrower represent and warrant to each Lender that as of the Effective Date, before and after giving effect to this Second Amendment: (i) no Default or Event of Default has occurred and is continuing; (ii) the representations and warranties made by each of the Borrower and the Canadian Borrower in or pursuant to the 364-Day Credit Agreement, the Five Year Credit Agreement or any Fundamental Documents are true and correct in all material respects on and as of the Effective Date as if made on such date (except to the extent that any such representation and warranty expressly relates to an earlier date) and (iii) this Second Amendment constitutes the legal, valid and binding obligation of the Borrower and the Canadian Borrower, enforceable against each of them in accordance with its terms, except as such enforcement may be limited to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting credits' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing.

     SECTION 6. Continuing Effect of Credit Agreements. This Second Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreements not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower or the Canadian Borrower that would require an amendment, waiver or consent of the Agent or the Lenders except as expressly stated herein. Except as expressly consented to hereby, the provisions of the Credit Agreements are and shall remain in full force and effect.

     SECTION 7. Expenses. The Borrower and the Canadian Borrower agree to pay and reimburse the Agents for all of their reasonable costs and out-of-pocket expenses incurred in connection with the preparation, execution and delivery of this Second Amendment and ancillary documents, including, without limitation, the reasonable fees


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and disbursements of counsel to the Agents.

     SECTION 8. Counterparts. This Second Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

     SECTION 9. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.




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     IN WITNESS  WHEREOF,  the  undersigned  have  caused this  Amendment  to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                      PHH CORPORATION


                                      By: __/s/ Terry E. Kridler________________
                                            Name: Terry E. Kridler
                                      Title: Vice President and Treasurer


                                      PHH VEHICLE MANAGEMENT SERVICES, INC.


                                      By: __/s/ Terry E. Kridler________________
                                            Name: Terry E. Kridler
                                      Title: Vice President and Treasurer

                                      THE CHASE MANHATTAN BANK,
                                       individually and as Administrative Agent


                                      By:    /s/ Gail Wein
                                            Name: Gail Wein
                                            Title: Vice President


                                      THE CHASE MANHATTAN BANK OF
                                      CANADA, as Canadian Agent


                                      By:    /s/  Christine Chan
                                            Name: Christine Chan
                                            Title: Vice President


                                      BANK OF AMERICA NT & SA
                              (Successor By Merger to Bank of America Illinois)


                                      By:    /s/    Wilson Allrecht
                                            Name: Wilson Allrecht
                                            Title: Vice President






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                                      BANK OF MONTREAL


                                      By:           /s/ Edward P. Mc Guire
                                            Name: Edward P. Mc Guire
                                            Title: Director
                                            THE BANK OF NEW YORK


                                      By:     /s/ Steven Ross
                                            Name: Steven Ross
                                            Title: Vice President


                                      THE BANK OF NOVA SCOTIA


                                      By:      /s/ Alan Edward
                                            Name: Alan Edwards
                                            Title: Authorized Signature


                                      THE BANK OF TOKYO-MITSUBISHI
                                      LIMITED, NEW YORK BRANCH


                                      By: _________________________________
                                            Name:
                                            Title:


                                      BANKERS TRUST COMPANY


                                      By: _________________________________
                                            Name:
                                            Title:


                                      CANADIAN IMPERIAL BANK OF COMMERCE


                                      By: /s/ Gerard J. Girardi
                                            Name: Gerard J. Girardi
                                            Title: Director, CIBC Wood Gundy
                                            Securities Corp., as Agent



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                                            COMERICA BANK


                                      By: _________________________________
                                            Name:
                                            Title:


                                      COMMERZBANK AG (NEW YORK BRANCH)


                                      By:  /s/ Subash R. Viswanathan
                                            Name: Subash R. Viswanathan
                                            Title:  Vice President


                                      By:     /s/   Peter T. Doyle
                                            Name: Peter T. Doyle
                                            Title: Assistant Treasurer


                                      CREDIT LYONNAIS NEW YORK BRANCH


                                      By: _________________________________
                                            Name:
                                            Title:


                                      DEUTSCHE BANK AG NEW YORK AND/OR
                                      CAYMAN ISLANDS BRANCHES


                                      By:     /s/ Gayma Z. Shivrarain
                                            Name: Gayma Z. Shivrarain
                                            Title:  Vice President


                                      By:            /s/ John S. Mc Gill
                                            Name: John S. Mc Gill
                                            Title:  Vice President





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                                      THE FIRST NATIONAL BANK OF CHICAGO


                                      By: _________________________________
                                            Name:
                                            Title:

                                      THE FIRST NATIONAL BANK OF MARYLAND


                                      By:         /s/ Kellie M. Matthews
                                            Name: Kellie M. Matthews
                                            Title:  Vice President

                                      FIRST UNION NATIONAL BANK OF
                                      MARYLAND


                                      By:        /s/ Ronald J. Bucci
                                            Name: Ronald J. Bucci
                                            Title:  Vice President


                                      THE FUJI BANK LTD. NEW YORK BRANCH


                                      By: _________________________________
                                            Name:
                                            Title:


                                      MELLON BANK, N.A.


                                      By:       /s/ Laurie G. Dunn
                                            Name: Laurie G. Dunn
                                            Title:  Vice President


                                      MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK


                                      By: _________________________________
                                            Name:
                                            Title:



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                                      NATIONSBANK, N.A.


                                      By:         /s/ Eileen C. Higgins
                                            Name: Eileen C. Higgins
                                            Title:  Vice President

                                      ROYAL BANK OF CANADA


                                      By:          /s/ Sheryl L. Greenberg
                                            Name: Sheryl L. Greenberg
                                            Title: Senior Manager




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                                      THE SUMITOMO BANK, LIMITED
                                      NEW YORK BRANCH


                                      By:      /s/ John C. Kissinger
                                            Name: John C. Kissinger
                                           Title: Joint General Manager


                                      WELLS FARGO BANK, N.A.


                                      By:        /s/ David B. Hollingsworth
                                            Name: David B. Hollingsworth
                                            Title:  Vice President